                           APPROVAL BY DIRECTORS OF
                             PIONEER BANCORP, INC.


     The undersigned, all of the members of the Board of Directors of Pioneer Bancorp, Inc. (the "Company"), approve the Agreement and Plan of Merger, dated February 4, 1998 (the "Plan") between InterWest Bancorp, Inc., InterWest Bank, the Company, and Pioneer National Bank, and, except as otherwise required by applicable law, including without limitation their fiduciary duties to the Company's shareholders, agree to (a) vote their shares in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Company that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.

     This Approval may be executed in one or more facsimile counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same document.


/s/ Donald H. Ballew, MD         /s/ Ed Kershaw
------------------------         -------------------
Donald H. Ballew, M.D.           Ed Kershaw


/s/ Joanne Almon                 /s/ Robert P. Lewis
------------------------         -------------------
Joanne Almon                     Robert P. Lewis


/s/ Paul L. Campbell             /s/ Robert R. Lynch
------------------------         -------------------
Paul L. Campbell                 Robert R. Lynch


/s/ Ardell Curtis                /s/ Sandra Matheson
------------------------         -------------------
Ardell Curtis                    Sandra Matheson


/s/ William Doyle                /s/ Eugene Shields
------------------------         -------------------
William Doyle                    Eugene Shields


/s/ Robert Hall                  /s/ Melvin G. Wagner
------------------------         -------------------
Robert Hall                      Melvin G. Wagner